VOTING AGREEMENT

This Voting Agreement (this “Voting Agreement”), dated April 25, 2022, is being delivered to you in connection with an understanding by and between Salarius Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the person or persons named on the signature pages hereto (collectively, the “Holder”).

Reference is hereby made to the public offering (the “Offering”) of securities of the Company, including shares (“Shares”) of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) pursuant to the registration statement on Form S-3 (File No. 333-231010) (“Registration Statement”) and unregistered common stock purchase warrants (the “Warrants” and collectively with the Shares, the “Securities”) pursuant to the Purchase Agreement. The Company is requiring a Voting Agreement in substance the same as this Voting Agreement from all purchasers of Securities in the Offering (each, a “Purchaser”).

The Holder agrees solely with the Company that, from the public announcement of the final pricing of the Offering (the “Effective Date”) and ending at 11:59 pm (New York City time) on April 26, 2022 (such date, the “Record Date” and such period, the “Restricted Period”), neither the Holder, nor any affiliate of the Holder (“Affiliate”) which (x) had or has knowledge of the transactions contemplated by the Offering, (y) has or shares discretion relating to the Holder’s investments or trading or information concerning the Holder’s investments, including in respect of the Shares, or (z) is subject to the Holder’s review or input concerning such Affiliate’s investments or trading (together, the “Holder’s Trading Affiliates”), collectively, shall sell, dispose or otherwise transfer, directly or indirectly, (including, without limitation, any sales, short sales, swaps or any derivative transactions that would be equivalent to any sales or short positions) on any trading day on the primary trading market of the Company during the Restricted Period, shares of Common Stock, including the Shares, beneficially owned by the Holder during the Restricted Period.

Additionally, the Holder agrees to vote all shares of Common Stock it beneficially owns on and after the Record Date, including the Shares (the “Voting Shares”), at the Company’s next meeting of its stockholders, including at every adjournment or postponement thereof, or any subsequent meeting of its stockholders duly called for the same or similar purpose (the “Annual Meeting”), with respect to all of the proposals presented by the Company to the stockholders at the Annual Meeting as described in the Company’s definitive proxy statement on Schedule 14A, to be filed by the Company with the U.S. Securities and Exchange Commission following the Record Date, which Annual Meeting is currently scheduled to take place on June 15, 2022. For clarity, the Holder’s agreement to vote its Voting Shares in accordance with the immediately preceding sentence, does not require the Holder to vote its shares for or against any particular proposal or proposals, whether or not such proposal or proposals are recommended by the Company’s board of directors.

     Notwithstanding anything herein to the contrary, during the Restricted Period, the Holder may, directly or indirectly, sell or transfer all, or any part, of the Restricted Shares to any third party (an “Assignee”) in a transaction which does not need to be reported on the Nasdaq consolidated tape, without complying with (or otherwise limited by) the restrictions set forth in this Voting Agreement; provided that, in connection with and prior to any such sale or transfer, an authorized signatory of the Company and such Assignee duly execute and deliver a Voting Agreement in the form of this Voting Agreement (an “Assignee Agreement”, and each such transfer, a “Permitted Transfer”).

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Voting Agreement must be in writing and shall be delivered to the Holder at the e-mail address or facsimile number on the signature page hereto.

This Voting Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, letters and understandings relating to the subject matter hereof and are fully binding on the parties hereto.

This Voting Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Voting Agreement may be executed and accepted by facsimile or PDF signature and any such signature shall be of the same force and effect as an original signature.

The terms of this Voting Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

This Voting Agreement may not be amended or modified except in writing signed by each of the parties hereto.

All questions concerning the construction, validity, enforcement and interpretation of this Lockup and Voting Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

Each party hereto acknowledges that, in view of the uniqueness of the transactions contemplated by this Voting Agreement, the other party or parties hereto will not have an adequate remedy at law for money damages in the event that this Voting Agreement has not been performed in accordance with its terms, and therefore agrees that such other party or parties shall be entitled to seek specific enforcement of the terms hereof in addition to any other remedy it may seek, at law or in equity.

The obligations of the Holder under this Voting Agreement are several and not joint with the obligations of any other holder of any of the Shares issued under the Registration Statement and the prospectus supplement related to the Offering (each, an “Other Holder”), and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder under any such other agreement. Nothing contained in this Voting Agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and the Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Voting Agreement and the Company acknowledges that the Holder and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Voting Agreement or any other agreement. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Voting Agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose. This Voting Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any person.

The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Other Holder with respect to any restrictions on the sale of Shares substantially in the form of this Voting Agreement (or any amendment, modification, waiver or release thereof) (each an “Other Agreement”), is or will be more favorable to such Other Holder than those of the Holder and this Voting Agreement, and the Company agrees to use reasonable best efforts to enforce the terms of any Other Agreement. If, and whenever on or after the date hereof, the Company enters into an Other Agreement with terms that are materially different from this Voting Agreement, then (i) the Company shall provide notice thereof to the Holder promptly following the occurrence thereof and (ii) the terms and conditions of this Voting Agreement shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Other Agreement; provided that, upon written notice to the Company, at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Voting Agreement shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder. The provisions of this paragraph shall apply similarly and equally to each Other Agreement.

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The parties hereto have executed this Voting Agreement as of the date first set forth above.

SALARIUS PHARMACEUTICALS, INC.

By:
Name:
Title:
E-mail:

[Signature Page to SLRX Voting Agreement]

The parties hereto have executed this Voting Agreement as of the date first set forth above.

Agreed to and Acknowledged:

HOLDER

By:
Name:
Title:
E-mail:
Facsimile:

[Signature Page to SLRX Voting Agreement]